EXHIBIT 10.01

                       AMENDMENT AND FEE WAIVER AGREEMENT
                       ----------------------------------

         This Amendment and Fee Waiver Agreement dated as of November 23, 2005 (the "Amendment and Fee Waiver Agreement") is entered into by and between Windswept Environmental Group, Inc., a Delaware corporation (the "Borrower"), and Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), and is effective as of November 23, 2005. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below) and the Note (as defined below).

         WHEREAS, the Borrower filed a registration statement on October 3, 2005 (as amended, modified or supplemented, the "Registration Statement"), in order to register certain shares of the Borrower's Common Stock (as amended, modified or supplemented, the "Common Stock") underlying (a) an Amended and Restated Secured Convertible Term Note the Borrower issued to Laurus on October 6, 2005 in the aggregate original principal amount of $7,350,000 (as amended, modified or supplemented, the "Note") pursuant to the terms of the Securities Purchase Agreement, dated as of June 30, 2005 between the Borrower and Laurus (as amended, modified or supplemented, the "Securities Purchase Agreement" and together with the Related Agreements as defined therein, the "Loan Documents");
(b) a warrant issued by the Borrower to Laurus on June 30, 2005 to purchase 13,750,000 shares of the Common Stock (as amended, modified or supplemented, the "Warrant"); and (c) an option issued by the Borrower to Laurus on June 30, 2005 to purchase 30,395,179 shares of Common Stock (as amended, modified or supplemented, the "Option");

         WHEREAS, pursuant to Section 3.7 of the Note, the Borrower is obligated to reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Warrant, the Option and the Note after the earlier to occur of (x) December 31, 2005 and (y) the date of the Borrower's next shareholder's meeting (the "Additional Authorization Date");

         WHEREAS, the Borrower, issued 1,500,000 shares of Common Stock to Laurus on September 12, 2005 pursuant to its partial exercise of the Option;

         WHEREAS, pursuant to Section 6 of the Option, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full exercise of the Option, after the Additional Authorization Date;

         WHEREAS, pursuant to Section 6 of the Warrant, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion of the Warrant, after the Additional Authorization Date;


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         WHEREAS, the Borrower entered into a securities purchase agreement with
Laurus on June 30, 2005 (the "Securities Purchase Agreement") to set forth, among other things, the terms of the issuance of the Note, the Option and the Warrant;

         WHEREAS, pursuant to Section 4.3(d) of the Securities Purchase Agreement, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Note, the Warrant and the Option, after the Additional Authorization Date;

         WHEREAS, Laurus has agreed to extend the Additional Authorization Date to the earlier of (x) January 31, 2005 and (y) the date of the Borrower's next shareholders' meeting;

         WHEREAS, the Borrower entered into a registration rights agreement with Laurus on June 30, 2005 (the "Registration Rights Agreement") in order to set forth Borrower's obligations to register the shares of Common Stock underlying the Note, the Option and the Warrant with the Securities and Exchange Commission;

         WHEREAS, Laurus has agreed to extend the deadline for the Borrower to have its Registration Statement declared effective under the Registration Rights Agreement until February 10, 2006;

         WHEREAS, pursuant to Section 2(b) of the Registration Rights Agreement, the Borrower is required to pay a daily amount in cash equal to one-thirtieth (1/30th) of the product of the then outstanding principal amount of the Note multiplied by the following (the "Fees") if the Registration Statement has not declared effective by the Securities and Exchange Commission (prior to giving effect to this Amendment and Fee Waiver Agreement):

    o    1.5% for the first 30 day period beginning on November 23, 2005;
    o    2.0% thereafter; and

         WHEREAS, Laurus has hereby agreed to waive the Fees accruing on November 23, 2005 and to postpone the date by which any Fees may accrue and become payable until February 10, 2006.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Extension of Time for Reservation of Authorized and Unissued Common Stock. Laurus hereby agrees that the date by which the Borrower must reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of conversion of shares upon full conversion of the Note, the Warrant and the


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Option will be the earlier to occur of (x) January 31, 2005 and (y) the date of the Borrower's next shareholders' meeting. This modification shall apply to the following:

    o    the Note;
    o    the Option;
    o    the Warrant; and
    o    the Securities Purchase Agreement.

         2. Extension of Deadline by which the Borrower must have the Securities and Exchange Commission Declare Effective its Registration Statement. Laurus hereby agrees to postpone the deadline by which the Borrower must have the Securities and Exchange Commission declare effective its Registration Statement from November 22, 2005 until February 10, 2006. This modification shall apply to the Registration Rights Agreement only.

         3. Waiver of Monetary Penalties and Postponement. Laurus hereby agrees to waive the Fees relating to the lack of effectiveness of the Registration Statement on November 23, 2005 and to postpone the date by which any other Fees may accrue and become payable until February 10, 2006.

         4. Laurus Representations. Laurus hereby represents and warrants to the Borrower that Laurus is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 and a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.

         5. Borrower Representations. The Borrower hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment and Fee Waiver Agreement, (ii) on the date hereof, all representations, warranties and covenants made by the Borrower in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Borrower's and its Subsidiaries' covenant requirements have been met.

         6. From and after the date hereof, all references in the Loan Documents and in the other Related Agreements to the Post-Closing Letter shall be deemed to be references to the Post-Closing Letter, as the case may be, as modified hereby.

         7. No Other Amendments. Except as expressly set forth in this Amendment and Fee Waiver Agreement no other term or provision of any Loan Document is hereby amended or affected in any way, and the Loan Documents shall remain in full force and effect after the date hereof.

         8. The Borrower understands that the Borrower has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements.


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         9.  Governing Law. This Amendment and Fee Waiver Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         10. Facsimile Signatures; Counterparts. This Amendment and Fee Waiver Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date set forth in the first paragraph hereof.

                                           WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                           By:   /s/ Andrew C. Lunetta
                                               ------------------------------
                                               Andrew C. Lunetta
                                               Vice President


                                           LAURUS MASTER FUND, LTD.


                                           By:   /s/ David Grin
                                               ----------------------------
                                               Name:  David Grin
                                               Title: Director


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